EXHIBIT 24




                                Power of Attorney



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
                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 1998, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


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Signatures                               Title                    Date
-------------------------     ------------------------------  ------------------


/s/ T.C. FROST
-------------------------     Senior Chairman of the Board    January 26, 1999
(T.C. Frost)                   and Director


/s/ RICHARD W. EVANS, Jr
-------------------------     Chairman of the Board and       January 26, 1999
(Richard W. Evans, Jr.)        Director


/s/ R. DENNY ALEXANDER
-------------------------     Director                        January 26, 1999
(R. Denny Alexander)


/s/ ISAAC ARNOLD, JR.
-------------------------     Director                        January 26, 1999
(Isaac Arnold, Jr.)


/s/ ROYCE S. CALDWELL
-------------------------     Director                        January 26, 1999
(Royce S. Caldwell)


/s/ RUBEN R. CARDENAS
-------------------------     Director                        January 26, 1999
(Ruben R. Cardenas)


/s/ HENRY E. CATTO
-------------------------     Director                        January 26, 1999
(Henry E. Catto)


/s/ BOB W. COLEMAN
-------------------------     Director                        January 26, 1999
(Bob W. Coleman)


/s/ HARRY H. CULLEN
-------------------------     Director                        January 26, 1999
(Harry H. Cullen)



-------------------------     Director                        January 26, 1999
(Roy H. Cullen)


/s/ EUGENE H. DAWSON, SR.
-------------------------     Director                        January 26, 1999
(Eugene H. Dawson, Sr.)


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
Signatures                               Title                    Date
-------------------------     ------------------------------  ------------------

/s/ CASS EDWARDS
-------------------------     Director                        January 26, 1999
(Cass Edwards)


/s/ RUBEN M. ESCOBEDO
-------------------------     Director                        January 26, 1999
(Ruben M. Escobedo)


/s/ W.N. FINNEGAN III
-------------------------     Director                        January 26, 1999
(W.N. Finnegan III)


/s/ PATRICK B. FROST
-------------------------     Director                        January 26, 1999
(Patrick B. Frost)


/s/ JOE FULTON
------------------------      Director                        January 26, 1999
(Joe Fulton)


/s/ JAMES W. GORMAN, JR.
------------------------      Director                        January 26, 1999
(James W. Gorman, Jr.)


/s/ JAMES L. HAYNE
------------------------      Director                        January 26, 1999
(James L. Hayne)


/s/ RICHARD M. KLEBERG, III
---------------------------   Director                        January 26, 1999
(Richard M. Kleberg, III)


/s/ ROBERT S. McCLANE
-----------------------       Director                        January 26, 1999
(Robert S. McClane)


/s/ IDA CLEMENT STEEN
-----------------------       Director                        January 26, 1999
(Ida Clement Steen)


/s/ CURTIS VAUGHAN, JR.
-----------------------       Director                        January 26, 1999
(Curtis Vaughan, Jr.)


/s/ HORACE WILKINS
-----------------------       Director                        January 26, 1999
(Horace Wilkins)


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Signatures                              Title                     Date
-------------------------    ------------------------------   ------------------


/s/ MARY BETH WILLIAMSON
-------------------------    Director                         January 26, 1999
(Mary Beth Williamson)


/s/ PHILLIP D. GREEN
------------------------     Senior Executive Vice President  January 26, 1999
(Phillip D. Green)            and Chief Financial Officer



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